UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 22, 2004

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 2.02	Results of Operations and Financial Condition

Filed herewith is the Unaudited Earnings Summaries for the three and nine month periods ended November 30, 2004, and supplemental quarterly information for A.G. Edwards, Inc. as contained in a press release dated December 22, 2004. The results of operations and financial condition for such periods are unaudited.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	99 (i)	Unaudited Earnings Summaries for the three and nine month periods ended November 30, 2004, and supplemental quarterly information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	December 22, 2004	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(i)	Unaudited Earnings Summaries for the three and nine month periods ended November 30, 2004, and supplemental quarterly information.